UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as Specified in its Charter)

Bermuda	001-35784	98-0691007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of Principal Executive Offices)

(305) 436-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The board of directors (the “Board”) of Norwegian Cruise Line Holdings Ltd. (the “Company”) has established June 11, 2026, as the date of the Company’s 2026 Annual General Meeting of Shareholders (the “2026 Annual Meeting”). The close of business on April 15, 2026 is set as the record date for determining the holders of ordinary shares of the Company entitled to receive notice of, and to vote at, the 2026 Annual Meeting and any adjournments or postponements thereof. The time and location of the 2026 Annual Meeting will be set forth in the Company’s proxy statement for the 2026 Annual Meeting.

The deadline previously announced in the Company’s proxy statement for the 2025 Annual General Meeting of Shareholders (the “2025 Proxy Statement”) for shareholders to submit proposals pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), remains unchanged.

In accordance with the Company’s bye-laws (the “Bye-laws”), for director nominations or shareholder proposals to be brought before the 2026 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be delivered to the Secretary of the Company at 7665 Corporate Center Drive, Miami, Florida 33126, no later than the close of business on March 26, 2026, and comply with the requirements of the Bye-laws.

In addition, the deadline previously announced in the 2025 Proxy Statement for any person intending to solicit proxies at the 2026 Annual Meeting in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act remains unchanged.

All proposals, nominations, and/or notices must be delivered to the Company in compliance with all applicable rules and regulations of the Securities and Exchange Commission and the Bye-laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2026	NORWEGIAN CRUISE LINE HOLDINGS LTD.

	By:	/s/ Daniel S. Farkas
		Name:	Daniel S. Farkas
		Title:	Executive Vice President, General Counsel,
Chief Development Officer and Secretary